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                                                                 Exhibit 23 (ii)



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Lennar Corporation on Form S-8 of our reports dated January 9, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Lennar Corporation for the year ended November 30, 2000.


DELOITTE & TOUCHE LLP
Certified Public Accountants


Miami, Florida
September 26, 2001